                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                December 10, 1999


                                 Tengasco, Inc.
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-20975


             Tennessee                                 87-0267438
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                   Identification No.



        603 Main Avenue, Suite 500, Knoxville, Tennessee 37902
                     (Address of Principal Executive Office


                                 (423) 523-1124
                         (Registrant's Telephone number)

Item 5. Market For Common Equity and Related Stockholder Matters

                  On December 10, 1999, the American Stock Exchange ("AMEX") approved the application of Tengasco, Inc. (the "Company") to have its common stock listed on the AMEX. The Company's common stock will trade under the symbol TGC. Trading of the Company's common stock on the AMEX will commence in December 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 13, 1999

                                                Tengasco, Inc.


                                                By: /s/Malcolm E. Ratliff
                                                    ---------------------
                                                       Malcolm E. Ratliff,
                                                       Chief Executive Officer


                                      2